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                                                                   EXHIBIT 1.1




                          TRANSAMERICA DELAWARE, L.P.
                               CUMULATIVE MONTHLY
                          INCOME PREFERRED SECURITIES
                                 GUARANTEED BY
                            TRANSAMERICA CORPORATION

                 ___________________________________________

                            Underwriting Agreement


                                                                October __, 1994
Goldman, Sachs & Co.,
[Name(s) of Co-Representative(s),]
         c/o Goldman, Sachs & Co.,
         85 Broad Street,
         New York, New York 10004

Ladies and Gentlemen:

         From time to time Transamerica Delaware, L.P., a Delaware limited partnership (the "Company"), and Transamerica Corporation, a Delaware corporation, as general partner of the Company and as Guarantor under the Guarantee hereinafter referred to (the "Guarantor"), propose to enter into one or more Pricing Agreements (each, a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell, in the case of the Company, or to cause the Company to issue and sell, in the case of the Guarantor, to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Company's preferred limited partner interests designated Cumulative Monthly Income Preferred Securities (the "Preferred Securities"), which Preferred Securities may be issued in one or more series, guaranteed by the Guarantor pursuant to and to the extent set forth in a Guarantee Agreement relating to each such series in substantially the form filed as an exhibit to the registration statement described herein (the "Guarantee"), for the benefit of the holders from time to time of the Preferred Securities (the Preferred Securities and the Guarantee being referred to collectively as the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Preferred Securities, specified in such Pricing Agreement, as provided in Section 3 hereof (with respect to such Pricing Agreement, the "Optional Securities"). The Firm Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Securities" with respect to any Pricing Agreement.

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto. The Company will loan the proceeds of any offering of
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Draft of October 13, 1994


the Designated Securities and any capital contributions made to the Company to the Guarantor, each such loan to be evidenced by a series of junior subordinated debentures (with respect to any Pricing Agreement, the "Debentures") to be issued by the Guarantor pursuant to the junior subordinated indenture, as it may be amended and supplemented from time to time (as so amended or supplemented, the "Indenture") identified in Schedule II to the Pricing Agreement.

         1. Sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Securities, the maximum number of Optional Securities, if any, the initial public offering price of such Firm and Optional Securities, if any, or the manner of determining such price, the terms of the Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. Each of the Company and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) A registration statement on Form S-3 (File Nos. 33-55047 and 33-55047-01) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for delivery to each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the





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         Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company or the Guarantor, threatened by the Commission; any preliminary prospectus included in such registration statement, or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, but excluding any Forms T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual, quarterly or material change report of the Company or the Guarantor filed pursuant to
         Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

                 (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the





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Draft of October 13, 1994


         statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                 (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                 (d) The Company has no subsidiaries. Neither the Company, the Guarantor nor any of the Guarantor's subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the partnership interests or long-term debt of the Company, or in the capital stock or long-term debt of the Guarantor or any of the Guarantor's subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partnership interests or shareholders' equity, as applicable, or results of operations of the Company, the Guarantor and the Guarantor's subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                 (e) The Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, and has, under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") and the Amended and Restated Agreement of Limited Partnership of the Company (the "Partnership Agreement"), all necessary partnership power and authority to own its properties and conduct its business as described in the Prospectus;





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                 (f)      The Guarantor has been duly incorporated and is
         validly existing as a corporation in good standing under the laws of Delaware, with all necessary power and authority to own its properties and conduct its business as described in the Prospectus;

                 (g) The Guarantor has an authorized capitalization as set forth in the Prospectus; all of the issued partnership interests of the Company have been duly and validly authorized and issued and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims; all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable; and the Company is not a party to or otherwise bound by any agreement other than those described in the Prospectus;

                 (h) The Partnership Agreement, which is in substantially the form filed as an exhibit to the Registration Statement, has been duly authorized by the Guarantor and its wholly-owned subsidiary, Transamerica LP Holdings Corp. ("LP Holdings"), and constitutes a valid and legally binding agreement of the Guarantor and LP Holdings, enforceable against the Guarantor and LP Holdings by the limited partners of the Company that hold Preferred Securities (the "Preferred Securityholders") in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Partnership Agreement conforms in all material respects to the descriptions thereof in the Prospectus with respect to the Designated Securities;

                 (i) The Guarantee has been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of the Guarantor;

                 (j) The Debentures have been duly authorized by the Guarantor and, assuming due authentication, execution and delivery thereof by the trustee under the Indenture (the "Trustee"), at the Time of Delivery (as defined in Section 4 hereof) for the Designated Securities, the Debentures will have been duly issued, executed, authenticated and delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement, has been duly authorized by the Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, at the Time of Delivery for the Designated Securities the Indenture will be duly qualified under the Trust Indenture Act and will constitute a valid and legally





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         binding instrument enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Debentures will conform, in all material respects, to the descriptions thereof contained in the Prospectus;

                 (k) The Securities have been duly and validly authorized, and, subject to the qualifications set forth herein, when the Firm Securities included within Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Optional Securities included within such Designated Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Designated Securities, the Preferred Securities will be duly and validly issued, fully paid and nonassessable limited partner interests in the Company as to which, assuming that the Preferred Securityholders in their capacities as such, do not participate in the control of the business of the Company, the Preferred Securityholders, in their capacities as such, will have no liability, in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Company's assets and undistributed profits (subject to the obligation of a Preferred Securityholder to repay any funds wrongfully distributed to it); and the Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus;

                 (l) The issue and sale of the Securities and the compliance by each of the Company and the Guarantor with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the execution, delivery and performance by the Guarantor of its obligations under the Indenture, the Debentures and the Guarantee, the performance by the Guarantor and the Company of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Guarantor or any of its subsidiaries is a party or by which the Company or the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Company or the Guarantor or any of its subsidiaries is subject, or result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of its subsidiaries or any of their properties, in each case except for conflicts, breaches, violations or defaults which would not, individually or in the aggregate, have a material adverse effect on the general affairs, consolidated financial position, partnership interests or shareholders' equity, as applicable, or results of operations of the Guarantor and its subsidiaries, taken as a whole, and which will not interfere with the consummation of the transactions contemplated herein or affect the validity of the Securities purchased hereby, nor will such action result in any violation of the provisions of the Partnership Agreement or the Certificate





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Draft of October 13, 1994


         of Incorporation or By-laws of the Guarantor; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement, any Pricing Agreement, the Indenture, the Debentures, the Guarantee or any Over-allotment Option, except such as have been, or will have been prior to each Time of Delivery, obtained under the Act and the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                 (m) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Guarantor or any of its subsidiaries is a party or of which any of their properties is the subject, which, if determined adversely to the Company, the Guarantor or any of its subsidiaries would individually or in the aggregate have a material adverse effect on the consolidated financial position, partnership interest or shareholders' equity, as applicable, or results of operations of the Company or the Guarantor and its subsidiaries taken as a whole; and, to the best of the Company's and the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (n) None of the Company, the Guarantor or LP Holdings is in violation of the Partnership Agreement, none of the Guarantor or any of its subsidiaries is in violation of its respective Certificate of Incorporation or By-laws, and none of the Company, the Guarantor or any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, in each case except for conflicts, breaches, violations or defaults which would not, individually or in the aggregate, have a material adverse effect on the general affairs, consolidated financial position, partnership interests, or shareholders' equity, as applicable, or results of operations of the Guarantor and its subsidiaries, taken as a whole, and which will not interfere with the consummation of the transactions contemplated herein;

                 (o) The statements set forth in the Prospectus under "Description of the Preferred Securities," "Description of the Guarantee," "Description of the Junior Subordinated Debentures," "Description of the Series A Preferred Securities," "Description of the Series A Junior Subordinated Debentures" and "Relationship between the Series A Preferred Securities, the Series A Junior Subordinated Debentures and the Guarantee," insofar as they purport to constitute a summary of the terms of the Securities, and under "United States Taxation," "Plan of Distribution" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;





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                 (p)      Neither the Company nor the Guarantor is, and, after
         giving effect to the offering and sale of the Securities, neither will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                 (q) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

                 (r) Ernst & Young LLP, who have certified certain financial statements of the Guarantor and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Securities set forth in such Pricing Agreement, on the terms referred to in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Securities which the Company has been advised by the Representatives has been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Securities to be so added shall be, in each case, that proportion of the aggregate number of Optional Securities which the number of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Securities (rounded as the Representatives may determine to the nearest





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Draft of October 13, 1994


100 shares). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Securities which the Underwriters elect to purchase pursuant to the notice referred to in the foregoing paragraph.

         4. Unless otherwise specified in the applicable Pricing Agreement, global certificates for the Firm Securities and Optional Securities to be purchased by each Underwriter pursuant to the applicable Pricing Agreement, registered in the name "Cede & Co.," shall be delivered by or on behalf of the Company to The Depository Trust Company for the account or accounts of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company, or by wire transfer to an account designated by the Company, in the funds specified in such Pricing Agreement,
(i) with respect to the Firm Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Securities, if any, at the place, time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other place, time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery."

                 As compensation to the Underwriters for their commitments to purchase the Designated Securities, and in view of the fact that the proceeds of the sale of the Securities will be loaned by the Company to the Guarantor, the Guarantor hereby agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, an amount per Security set forth in the Pricing Agreement relating to the Designated Securities to be sold by the Company thereunder, provided, however, that such compensation may, if so specified in the Pricing Agreement, be a reduced amount per Security set forth in such Pricing Agreement with respect to Designated Securities sold to certain institutions thereunder, in which case the Underwriters shall inform the Company, in writing, the business day prior to each Time of Delivery, of the number of Designated Securities sold to such institutions.

         5. Each of the Company and the Guarantor, jointly and severally, agrees with each of the Underwriters of any Designated Securities:

                 (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing





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         Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b) (or, in the case of electronic filings within the time period permitted pursuant to the rules promulgated by the Commission with respect to electronic filings); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; to file within the time period required by the Exchange Act all reports and any definitive proxy or information statements required to be filed by the Company or the Guarantor with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                 (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign entity or to file a general consent to service of process in any jurisdiction;

                 (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary





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
Draft of October 13, 1994


         during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                 (d) In the case of the Guarantor, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);

                 (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the First Time of Delivery or, if applicable, the Second Time of Delivery, for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Preferred Securities, any preferred stock or any other securities of the Company or the Guarantor that are substantially similar to the Designated Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Preferred Securities, preferred stock or substantially similar securities of the Company or the Guarantor without the prior written consent of the Representatives;

                 (f) To use its best efforts to have approved for listing, subject to notice of issuance, the Designated Securities on The New York Stock Exchange, Inc. (the "Exchange"); and

                 (g) To use its best efforts to list the Debentures, which may be issued in exchange for Designated Securities upon a liquidation of the Company in certain events, on the Exchange at the time of such exchange.

         6. Each of the Company and the Guarantor jointly and severally covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants for the Company and the Guarantor in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus

Draft of October 13, 1994


and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, the Securities, any Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) any fees and expenses in connection with listing the Securities; (vii) any cost of preparing certificates for the Securities; (viii) the cost of qualifying the Securities with The Depository Trust Company; (ix) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section, including any such expenses relating to the Indenture and the Debentures. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, at each Time of Delivery, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of such Time of Delivery for such Designated Securities, true and correct, the condition that the Company and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

Draft of October 13, 1994


                 (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the matters covered in paragraphs (i)(a), (i)(c), (ii)(b), (ii)(d), (iii), (v),
         (ix), (x), (xi) and (xiii) of Section 7(c) below, and further to the effect that under current law and interpretations of current law issued by the Commission, neither the Company nor the Guarantor is an "investment company" required to register under, or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in, the Investment Company Act, nor will be required to so register, nor will be such after giving effect to the transactions contemplated hereby, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided, that in rendering such opinion, and insofar as such opinion involves Delaware laws governing limited partnerships, such counsel may rely, as to all such matters, upon the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Company and the Guarantor;

                 (c) Christopher M. McLain, Senior Vice President and General Counsel for the Guarantor, as counsel for the Company and the Guarantor, shall have furnished to the Representatives his written opinion, dated such Time of Delivery for such Designated Securities, in form and substance satisfactory in the exercise of the reasonable judgment of the Representatives, to the effect that:

                          (i)     (a)      The Company has been duly formed and
                 is validly existing as a limited partnership in good standing under the laws of Delaware;

                                  (b)      The Company has, under the Delaware
                 Act and the Partnership Agreement, all necessary partnership power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                                  (c)      The Guarantor has been duly
                 incorporated and is validly existing as a corporation in good standing under the laws of Delaware; and

                                  (d)      The Guarantor has all necessary
                 corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                          (ii)    (a)      The Guarantor has an authorized
                 capitalization as set forth in the Prospectus as amended or supplemented and all outstanding shares of capital

Draft of October 13, 1994


                 stock of the Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable;

                                  (b)      The Preferred Securities issued to
                 the Preferred Securityholders have been duly and validly authorized and are validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable limited partner interests in the Company as to which, assuming that the Preferred Securityholders, as limited partners of the Company, do not participate in the control of the business of the Company, the Preferred Securityholders, as limited partners of the Company, will have no liability solely by reason of being Preferred Securityholders in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Company's assets and undistributed profits (subject to the obligation of a Preferred Securityholder to repay any funds wrongfully distributed to it);

                                  (c)      LP Holdings is (excepting the
                 Preferred Securityholders), the sole limited partner of the Company, the general partner interests in the Company and the limited partner interests issued to LP Holdings have been duly and validly authorized, are validly issued and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

                                  (d)      The Securities conform to the
                 description thereof contained in the Registration Statement and the Designated Securities conform to the descriptions thereof in the Prospectus as amended or supplemented; and

                                  (e)      The Company is not a party to or
                 otherwise bound by any agreement other than those described in the Prospectus as amended or supplemented;

                          (iii) The Partnership Agreement has been duly authorized by the Guarantor and by LP Holdings and constitutes a legal, valid and binding agreement of the Guarantor and LP Holdings, enforceable against the Guarantor and LP Holdings by the Preferred Securityholders in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general equity principles;

Draft of October 13, 1994


                          (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Guarantor or any of its subsidiaries is a party or of which any property of the Company, the Guarantor or any of its subsidiaries is the subject which, if determined adversely to the Company, the Guarantor or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, partnership interests or shareholders' equity, as applicable, or results of operations of the Company or the Guarantor and its subsidiaries taken as a whole; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                          (v) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company and the Guarantor and the Company and the Guarantor have duly authorized the performance of their respective obligations hereunder and thereunder;

                          (vi)    The issue and sale of the Designated
                 Securities being delivered at such Time of Delivery and the compliance by the Company and the Guarantor each with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the execution, delivery and performance by the Guarantor of its obligations under the Indenture, the Debentures and the Guarantee and the performance by the Guarantor and the Company of their respective obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or the Guarantor or any of its subsidiaries is a party or by which the Company or the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Company or the Guarantor or any of its subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or the Guarantor or any of its subsidiaries or any of its properties, in each case except for conflicts, breaches, violations or defaults which would not, individually or in the aggregate, have a material adverse effect on the general affairs, consolidated financial position, partnership interests or shareholders' equity, as applicable, or results of operations of the Guarantor and its subsidiaries, taken as a whole, and which will not interfere with the consummation of the transactions contemplated herein or affect the validity of the Securities purchased hereby, nor will such action result in any violation of the provisions

Draft of October 13, 1994


                 of the Partnership Agreement or the Certificate of Incorporation or By-laws of the Guarantor;

                          (vii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities being delivered at such Time of Delivery or the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement, any Pricing Agreement, the Indenture, the Debentures, the Guarantee or any Over- allotment Option, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                          (viii) None of the Company, the Guarantor or LP Holdings is in violation of the Partnership Agreement, none of the Guarantor or any of its subsidiaries is in violation of its respective Certificate of Incorporation or By-laws, and none of the Company, the Guarantor or any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                          (ix) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities," "Description of the Guarantee," "Description of the Junior Subordinated Debentures," "Description of the Series A Preferred Securities," "Description of the Series A Junior Subordinated Debentures" and "Relationship between the Series A Preferred Securities, the Series A Junior Subordinated Debentures and the Guarantee," insofar as they purport to constitute a summary of the terms of the Securities, are accurate in all material respects and fairly summarize the subject matter thereof;

                          (x) The Guarantee has been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

Draft of October 13, 1994


                          (xi)    (a)      The Debentures have been duly
                 authorized, executed and delivered by the Guarantor and, assuming due authentication, execution and delivery thereof by the Trustee, when issued and delivered will constitute valid and legally binding obligations of the Guarantor entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                                  (b)      The Indenture has been duly
                 authorized, executed and delivered by the Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and

                                  (c)      The Guarantee, the Debentures and
                 the Indenture conform to the descriptions thereof in the Prospectus;

                          (xii)   (a)      The documents incorporated by
                 reference in the Prospectus as amended or supplemented (other than the financial statements and related notes and the financial statement schedules and other financial data included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

                                  (b)      Such counsel has no reason to
                 believe that any of such documents, when they became effective or were filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

Draft of October 13, 1994


                          (xiii)  (a)      The Registration Statement and the
                 Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related notes and the financial statement schedules and other financial data included therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the respective rules and regulations thereunder; and

                                  (b)      Although such counsel does not
                 assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (ix) of this Section 7(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes and the financial statement schedules and other financial data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related notes and the financial statement schedules and other financial data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related notes and the financial statement schedules and other financial data included therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement, incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

Draft of October 13, 1994



                          In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of California and the General Corporation Law of the State of Delaware, and that, insofar as such opinion involves factual matters he has relied, to the extent he deems proper, upon certificates of officers of the Guarantor and certificates of public officials, and that insofar as such opinion involves Delaware laws governing limited partnerships, he has relied, as to all such matters, on the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Company and the Guarantor.

                 (d) Wachtell, Lipton, Rosen & Katz, special counsel for the Company and the Guarantor, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, with respect to the matters covered in paragraphs (i)(a), (i)(c), (ii)(b), (ii)(d), (iii),
         (v), (ix), (x), (xi) and (xiii)(a) of Section 7(c) above) and further to the effect that: (A) under current law and interpretations of current law issued by the Commission the Company is not an "investment company" or an entity "controlled" by an "investment company"; and (B) such counsel has reviewed its opinion on matters of U.S. tax law set forth in any prospectus supplement relating to the Designated Securities being delivered at such Time of Delivery and confirms such opinion to the Representatives; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, that, insofar as such opinion involves factual matters (including facts underlying the opinion in paragraph (A) above), they have relied, to the extent they deems proper, upon certificates of officers of the Guarantor and certificates of public officials, and that insofar as such opinion involves Delaware laws governing limited partnerships, they have relied, as to all such matters, on the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Company and the Guarantor.

                 (e) Richards, Layton & Finger, P.A., special Delaware counsel to the Company and the Guarantor, shall have furnished to you their written opinion, substantially in the form attached hereto as Annex III, dated such Time of Delivery, with respect to the formation of the Company, the validity of the Preferred Securities, the Partnership Agreement, statements of Delaware law contained in the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

Draft of October 13, 1994


                 (f) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives in the exercise of their reasonable judgment;

                 (g) (i) None of the Company, the Guarantor or any of the Guarantor's subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the partnership interests or long-term debt of the Company or in the capital stock or long-term debt of the Guarantor or the Guarantor's subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, partnership interests or shareholders' equity, as applicable, or results of operations of the Company, the Guarantor and the Guarantor's subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in Clause
         (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

                 (h) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's or the Guarantor's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it

Draft of October 13, 1994


         has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Guarantor's debt securities or preferred stock;

                 (i) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's or the Guarantor's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Securities or Optional Securities or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                 (j) The Preferred Securities included within the Designated Securities at such Time of Delivery shall have been duly authorized for listing, subject to notice of issuance, on the Exchange; and

                 (k) The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery for the Designated Securities certificates of officers of the Company and the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Representatives may reasonably request.

         8.      (a)      The Company and the Guarantor, jointly and severally,
will indemnify and hold harmless each Underwriter of Designated Securities against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantor shall

Draft of October 13, 1994


be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in any of these documents and provided, further, that the Company and the Guarantor shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company or the Guarantor has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (excluding documents incorporated by reference) or the Prospectus as amended or supplemented (excluding documents incorporated by reference).

         (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company and the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party shall

Draft of October 13, 1994


not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The

Draft of October 13, 1994


Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantor and to each person, if any, who controls the Company and the Guarantor within the meaning of the Act.

         9.      (a)      If any Underwriter shall default in its obligation to
purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the relevant Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby

Draft of October 13, 1994


be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the relevant Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the relevant Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Securities or the Over-allotment Option relating to such Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Guarantor with respect thereto, except for the expenses to be borne by the Company and the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company or the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the

Draft of October 13, 1994


Company or the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Securities.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Company nor the Guarantor shall then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company or the Guarantor as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company or the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company or the Guarantor, respectively, set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Guarantor and each person who controls the Company or the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

Draft of October 13, 1994


         14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Draft of October 13, 1994



         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us 10 counterparts hereof.

                                        Very truly yours,

                                        Transamerica Delaware, L.P.


                                        By:________________________
                                           Name:
                                           Title:

                                        Transamerica Corporation


                                        By:_________________________
                                           Name:
                                           Title:

Accepted as of the date hereof:
Goldman, Sachs & Co.
[Name(s) of Co-Representative(s)]



By:________________________________
   (Goldman, Sachs & Co.)

Draft of October 13, 1994


                                                                         ANNEX I

                               Pricing Agreement

Goldman, Sachs & Co.,
[Name(s) of Co-Representative(s),]
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004
                                                                          , 19__
Ladies and Gentlemen:

         Transamerica Delaware, L.P., a Delaware limited partnership (the "Company"), and Transamerica Corporation, a Delaware corporation, as general partner of the Company and as guarantor ("Transamerica" or the "Guarantor") propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated October __, 1994 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. and [names of Co-Representatives named therein] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Firm Securities and any Optional Securities the Underwriters may elect to purchase). The Designated Securities will be guaranteed by the Guarantor to the extent set forth in the Guarantee Agreement with respect to such Designated Securities (the "Guarantee"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in said Section 12 are set forth in Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Company agrees to issue and sell to each of the

Draft of October 13, 1994


Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto, that portion of the number of Optional Securities as to which such election shall have been exercised].

     [The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     If the foregoing is in accordance with your understanding, please sign and return to us 10 counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Company and the Guarantor, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which

Draft of October 13, 1994


shall be submitted to the Company for examination and the Guarantor, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        Transamerica Delaware, L.P.

                                        By: Transamerica Corporation,

                                            General Partner



                                          By: ________________________________

                                              Name:

                                              Title:

                                        Transamerica Corporation


                                        By: ____________________________________

                                            Name:

                                            Title:

Accepted as of the date hereof:
Goldman, Sachs & Co.
[Name(s) of Co-Representative(s)]

By: _____________________________

    (Goldman, Sachs & Co.)

Draft of October 13, 1994


                                                       SCHEDULE I
                                                                                                   MAXIMUM NUMBER
                                                                                                     OF OPTIONAL
                                                                              NUMBER OF           SECURITIES WHICH
                                                                           FIRM SECURITIES              MAY BE
                               UNDERWRITER                                 TO BE PURCHASED            PURCHASED
                               -----------                                 ---------------            ---------
 Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . . . . . . .
 [Name(s) of Co-Representative(s)] . . . . . . . . . . . . . . . . . .
 Total

Draft of October 13, 1994


                                  SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

    ________ Cumulative Monthly Income Preferred Securities, Series ____, (liquidation preference $________ per Series ____ Preferred Security)

NUMBER OF DESIGNATED SECURITIES:

    Number of Firm Securities:
    Maximum Number of Optional Securities:

INITIAL OFFERING PRICE TO PUBLIC:

    $________ per Security

PURCHASE PRICE BY UNDERWRITERS:

    $________ per Security

COMMISSION PAYABLE TO UNDERWRITERS:

    $________ per Security in                                    funds

FORM OF DESIGNATED SECURITIES:

    Book-entry-only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

                                       funds

Draft of October 13, 1994



LIQUIDATION PREFERENCE:

    $__ per Security

DIVIDEND RATE:

    ________% per annum per Security

DIVIDEND PAYMENT DATES:

    [The last day of each calendar month, commencing ____________, 19__]

DIVIDEND RIGHTS:

    As described in the draft prospectus supplement attached hereto.

VOTING RIGHTS:

    As described in the draft prospectus supplement attached hereto.

LIQUIDATION RIGHTS:

    As described in the draft prospectus supplement attached hereto.

REDEMPTION AND EXCHANGE PROVISIONS:

    The Designated Securities may be redeemed, in whole or in part, at the option of the Company on or after ____________, ____ at $________ per Security, plus accrued and unpaid dividends to the date fixed for redemption (the "Redemption Price").

    Other redemption provisions, as described in the draft prospectus supplement attached hereto.

SINKING FUND PROVISIONS:

    [None]

Draft of October 13, 1994



GUARANTEE:

    Guarantee Agreement, dated as of October __, 1994, of Transamerica
    Corporation

TRADING RESTRICTIONS:

    Transamerica and the Company have agreed, during the period beginning from the date of the Underwriting Agreement and continuing to and including the later of (i) the termination of trading restrictions for the Series __ Preferred Securities, as notified to Transamerica by the Representatives, and (ii) the latest time of delivery for such Series __ Preferred Securities, not to offer, sell, contract to sell or otherwise dispose of, except in accordance with the Underwriting Agreement, any Preferred Securities, any preferred stock or any other securities of Transamerica or the Company that are substantially similar to the Series __ Preferred Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Preferred Securities, preferred stock or substantially similar securities of Transamerica or the Company, without the prior written consent of the Representatives.


TIME OF DELIVERY:

    ________ a.m. (New York City time), _________________, 19__

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

    Designated Representatives:

    Address for Notices, etc.:

[OTHER TERMS]* :





__________________________________

* A DESCRIPTION OF PARTICULAR TAX, ACCOUNTING OR OTHER UNUSUAL FEATURES (INCLUDING ANY EVENT RISK PROVISIONS) OF THE DESIGNATED SECURITIES SHOULD BE SET FORTH, OR REFERENCED TO AN ATTACHED OR ACCOMPANYING DESCRIPTION, IF NECESSARY, TO ENSURE AGREEMENT AS TO THE TERMS OF THE DESIGNATED SECURITIES TO BE PURCHASED AND SOLD. SUCH A DESCRIPTION MIGHT APPROPRIATELY BE IN THE FORM IN WHICH SUCH FEATURES WILL BE DESCRIBED IN THE PROSPECTUS SUPPLEMENT FOR THE OFFERING.

Draft of October 13, 1994


                                                                        ANNEX II

         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                 (i) They are independent auditors with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                 (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and included or incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1993 and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, and the related published rules and regulations thereunder; [and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");]

                 (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor's quarterly reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                 (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

                 (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures

Draft of October 13, 1994


         specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                 (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                     (A) (i) any material modifications should be made to the unaudited condensed consolidated financial statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles, or
                 (ii) the unaudited condensed consolidated financial statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or

                     (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                     (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                 (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;





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
Draft of October 13, 1994


                     (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity, excluding the net unrealized gain from investments market to fair value and foreign currency translation adjustments, or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                     (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated revenues from continuing operations or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting

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
Draft of October 13, 1994


Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.






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